UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2005

Nash-Finch Company

(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota		55435

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On March 15, 2005, Nash-Finch Company (“Nash Finch”) announced that it completed the private sale of approximately $150 million in aggregate gross proceeds (or $322 million aggregate principal amount at maturity) of senior subordinated convertible notes due 2035. Pursuant to Rule 135c under the Securities Act of 1933, as amended, Nash Finch is filing the relevant press release issued March 15, 2005 as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the Registrant, dated March 15, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: March 17, 2005	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Senior Vice President and Chief Financial Officer

NASH-FINCH COMPANY

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED MARCH 15, 2005

Exhibit No.	Description	Method of Filing
99.1	Press Release issued by the Registrant, dated March 15, 2005	Filed herewith

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